SUPPLEMENT DATED SEPTEMBER 5, 2025 TO
THE PROSPECTUS DATED MAY 1, 2025 AND THE
CURRENT STATEMENT OF ADDITIONAL INFORMATION OF
VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus and the current Statement of Additional Information ("SAI") for VanEck ETF Trust (the "Trust") regarding VanEck CLO ETF (the "Fund"), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective September 8, 2025, Van Eck Associates Corporation, the investment adviser to the Fund, has agreed to lower the unitary management fee rate for the Fund from 0.40% to 0.36%.

Accordingly, the Fund's Prospectus is supplemented as follows:

The "Annual Fund Operating Expenses" and "Expense Example" tables (including the related footnotes) as included under the Fund's "Summary Information" section of the Prospectus are hereby deleted and replaced with the following:

VANECK CLO ETF

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.36%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.36%

(a) Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least May 1, 2027.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$37
3	$116
5	$202
10	$456

The fourth paragraph under the "Management of the Funds-Investment Adviser and Sub-Adviser" section of the Prospectus is hereby deleted and replaced with the following:

Pursuant to the Investment Management Agreement, the Adviser is responsible for all expenses of each Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to the Funds, the Funds have agreed to pay the Adviser an annual unitary management fee equal to 0.36% (with respect to VanEck CLO ETF) and 0.45% (with respect to VanEck AA-BB CLO ETF) of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to each Fund’s Shares offered for sale, (b) Securities and Exchange Commission and state registration fees; and (c) initial fees paid for Shares of the Funds to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay all such offering costs until at least May 1, 2027.

Prior to September 8, 2025, for its services to the VanEck CLO ETF, the Fund paid the Adviser an annual unitary management fee equal to 0.40% of its average daily net assets.

Additionally, the "Management" section in the SAI is hereby supplemented with respect to the Fund as follows:

Effective September 8, 2025, Van Eck Associates Corporation, the investment adviser to the VanEck CLO ETF, has agreed to lower the unitary management fee rate for the Fund from 0.40% to 0.36%.

Please retain this supplement for future reference.